UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

CONSTELLATION BRANDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on July 18, 2017.

*** Exercise Your Right to Vote ***

CONSTELLATION BRANDS, INC.

CONSTELLATION BRANDS, INC. ATTN: LEGAL 207 HIGH POINT DRIVE BLDG. 100 VICTOR, NY 14564

Meeting Information

Meeting Type:            Annual Meeting

For holders as of:      May 19, 2017

Date:   July 18, 2017        Time:    11:00 AM

Location:   Nazareth College Arts Center,

   Callahan Theater

   4245 East Avenue

   Rochester, NY 14618

You may call 888-922-2150 to obtain directions to be able to attend the annual meeting and vote in person.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholder meeting are available on the Internet.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents and future proxy materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your current and future delivery requests:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 4, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:					The Board of Directors recommends you vote 1 Year on the following proposal:
	Class A Stockholders				4. To conduct an advisory vote on the frequency of future advisory votes regarding executive compensation
1.	Election of Directors
	Nominees:

	01)	Jerry Fowden	06)	Daniel J. McCarthy	The Board of Directors recommends you vote FOR the following proposal:
	02)	Barry A. Fromberg	07)	Richard Sands
	03)	Robert L. Hanson	08)	Robert Sands	5. To approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan
	04)	Ernesto M. Hernandez	09)	Judy A. Schmeling
	05)	James A. Locke III	10)	Keith E. Wandell

The Board of Directors recommends you vote FOR the following proposals:					NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.
2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2018

3.	To approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement

Voting Items

The Board of Directors recommends you vote FOR the following:					The Board of Directors recommends you vote 1 Year on the following proposal:
	Class B Stockholders
1.	Election of Directors				4. To conduct an advisory vote on the frequency of future advisory votes regarding executive compensation
	Nominees:

	01)	Robert L. Hanson	05)	Richard Sands	The Board of Directors recommends you vote FOR the following proposal:
	02)	Ernesto M. Hernandez	06)	Robert Sands
	03)	James A. Locke III	07)	Judy A. Schmeling	5. To approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan
	04)	Daniel J. McCarthy

The Board of Directors recommends you vote FOR the following proposals:					NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.
2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2018

3.	To approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement